Exhibit 99.2

February 27, 2026

PERSONAL AND CONFIDENTIAL

Bakkt, Inc.

One Liberty Plaza, One Liberty St.

Ste 305-306

New York, New York 10006

Re:	BKKT | Registered Direct | Agreement

The purpose of this Agreement (the “Agreement”) is to outline our agreement pursuant to which Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM” or the “Placement Agent”) will act as the placement agent on a “best efforts” basis in connection with the proposed Registered Direct offering (the “Placement”) by Bakkt, Inc. (collectively, with its subsidiaries and affiliates, the “Company”) of shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and/or pre-funded warrants to purchase shares of Class A Common Stock (the “Pre-Funded Warrants” and together with the Shares and shares of Class A Common Stock underlying the Pre-Funded Warrants, the “Securities”). This Agreement sets forth certain conditions and assumptions upon which the Placement is premised. The Company expressly acknowledges and agrees that CCM’s obligations hereunder are on a reasonable “best efforts” basis only and that the execution of this Agreement does not constitute a commitment by CCM to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of CCM with respect to securing any other financing on behalf of the Company. The Company confirms that entry into this Agreement and completion of the Placement with CCM will not breach or otherwise violate the Company’s obligations to any other party or require any payments to such other party. For the sake of clarity, such obligations may include but not be limited to obligations under a purchase agreement, a right of first refusal or other agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the securities purchase agreement (the “Purchase Agreement”), entered into as of February 27, 2026, by and between the Company and the purchaser identified on the signature page thereto (the “Purchaser”).

The terms of our agreement are as follows:

1. Engagement. The Company hereby engages CCM, for the period beginning on the date hereof and ending thirty (30) days thereafter or upon the completion of the Placement, whichever is sooner (the “Engagement Period”), to act as the Company’s exclusive investment bank in connection with the proposed Placement. During the Engagement Period or until the consummation of the Placement, and as long as CCM is proceeding in good faith with preparations for the Placement, the Company agrees not to solicit, negotiate with or enter into any agreement with any other source of financing (whether equity, debt or otherwise), any underwriter, potential underwriter, placement agent, financial advisor, investment banking firm or any other person or entity in connection with an offering of the Company’s debt or equity securities or any other financing by the Company. CCM will use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in the Prospectus (as defined below). CCM shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser (as defined below) whose offer to purchase Securities has been solicited by CCM, but CCM shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. The Company acknowledges that under no circumstances will CCM be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, CCM shall act solely as an agent of the Company. The services provided pursuant to this Agreement shall be on an “agency” basis and not on a “principal” basis.

2. The Placement. The Placement is expected to consist of a sale of approximately $50.0 million of the Company’s Securities. CCM will act as placement agent for the Placement subject to, among other matters referred to herein and additional customary conditions, completion of CCM’s due diligence examination of the Company and its affiliates, continued listing by the New York Stock Exchange (“Exchange”) of the Securities to be issued, and the execution of the Purchase Agreement in connection with the Placement. The actual size of the Placement, the precise number of Securities to be offered by the Company and the offering price will be the subject of continuing negotiations between the Company and the investors thereto. In connection with the entry into the Purchase Agreement, the Company (i) will meet with CCM and its representatives to discuss such due diligence matters and to provide such documents as CCM may require; (ii) will not file with the Commission any document regarding the Placement without the prior approval of CCM and its counsel, which may not be unreasonably withheld, conditioned or delayed; and (iii) will deliver to CCM such legal and accounting opinions and specified in Section 8.1 .

3. Placement Compensation. The placement commission will be 3.0% for the Placement.

4. Registration Statement. Following the signing of the Purchase Agreement, the Company will, as soon as practicable, prepare and file with the Securities and Exchange Commission (the “Commission”) a prospectus supplement to the effective Form S-3 Registration statement (File No. 333-288361) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) (the “Prospectus Supplement” and together, with the prospectus included therein, the “Prospectus”), covering the sale of the Securities to be offered and sold in the Placement. The Prospectus Supplement, and all amendments and supplements thereto, will be in form reasonably satisfactory to the investors, CCM and counsel to the investors and CCM. Other than any information provided by the investors or CCM in writing specifically for inclusion in the Prospectus Supplement, the Company will be solely responsible for the contents of the Prospectus Supplement and any and all other written or oral communications provided by or on behalf of the Company to any actual or prospective investor of the Securities, and the Company represents and warrants that such materials and such other communications will not, as of the date of the offer or sale of the Securities, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the completion of the offer and sale of the Securities an event occurs that would cause the Registration Statement or Prospectus (as supplemented or amended) to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify CCM immediately of such event and CCM will suspend solicitations of the prospective purchasers of the Securities until such time as the Company shall prepare a supplement or amendment to the Registration Statement or Prospectus that corrects such statement or omission.

5. Lock-Ups. In connection with the Placement, the Company’s directors and executive officers set forth on Schedule A to the Purchase Agreement will enter into customary “lock-up” agreements in favor of the Placement Agent for a period of forty-five (45) days after the date of the Purchase Agreement (the “Lock-Up Period”), subject to customary exemptions.

6. Expenses. The Company will be responsible for and will pay all expenses relating to the Placement, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities with the Commission; (b) all fees and expenses relating to the listing of the Company’s equity or equity-linked securities on an Exchange; (c) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as CCM may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be CCM’s counsel) unless such filings are not required in connection with the Company’s proposed Exchange listing; (d) the fees and expenses of the Company’s accountants; and (e) up to $125,000 for reasonable and documented legal fees and disbursements for CCM’s counsel.

7. Closing; Closing Deliverables. Unless otherwise directed by CCM, the settlement of the Securities shall occur via the Depository Trust Company (“DTC”) Deposit or Withdrawal at Custodian (“DWAC”) i.e., on the Closing Date, the Company shall cause DTC to issue the Securities directly to the Purchaser; upon receipt of such Securities, payment shall be made by the purchase (or its clearing firm) by wire transfer to the Company.

8.1 Company Deliveries.

8.1.1. On the date hereof, the Company shall deliver each of the following:

8.1.1.1 This Agreement duly executed by the Company;

8.1.1.2 A certificate executed by the Chief Financial Officer of the Company in customary form reasonably satisfactory to the Placement Agent and its counsel;

8.1.1.3 The Lock-Up Agreements;

8.1.1.4 A comfort letter from the Company’s auditor, addressed to the Placement Agent in form and substance reasonably satisfactory in all material respects; and

.

8.2.1 On or prior to the Closing, the Company shall deliver each of the following:

8.2.1.1 A copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via the DTC Deposit or Withdrawal at Custodian system shares of Class A Common Stock equal to the portion of such Purchaser’s subscription amount as indicated on its signature page to the Purchase Agreement;

8.2.1.2 For each Purchaser of Pre-Funded Warrants, a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Class A Common Stock equal to the portion of such Purchaser’s subscription amount applicable to Pre-Funded Warrants divided by the Per Share Price, with an exercise price equal to $0.0001, subject to adjustment as provided therein;

8.2.1.3 The Company shall have provided CCM the signed flow of funds executed by the Chief Executive Officer or Chief Financial Officer;

8.2.1.4 A duly executed and delivered Officers’ Certificate, in customary form reasonably satisfactory to the Placement Agent and its counsel (i) evidencing that the Company has performed and complied in all material respects with the covenants and agreements contained in the Purchase Agreement that are required to be performed and complied with by the Company on or prior to the Closing Date and (ii) certifying that the conditions set forth in Section 6.2(b) of the Purchase Agreement have been satisfied;

8.2.1.5 The Prospectus Supplement complying with Rule 424(b) of the Securities Act, filed with the Commission; and

8.2.1.6 A legal opinion of and disclosure letter of Sullivan & Cromwell LLP addressed to the Placement Agent, in form and substance reasonably acceptable to the Placement Agent.

9. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in the Purchase Agreement (on which the Company authorizes the Placement Agent to rely), in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

9.1 Regulatory Matters

9.1.1. Effectiveness of Registration Statement; Rule 424 Information. The Registration Statement is effective on the date of this Agreement, and, on the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Prospectus Supplement or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

9.1.3. Supplemental Listing Application. On or before the Closing Date, the Company shall have filed a supplemental listing application with the Exchange with respect to the Securities sold in the Offering.

9.2. Closing Deliverables. The Company shall have delivered all closing deliverables to the Placement Agent as set forth in Section 8.1 as of the time required and in form reasonably satisfactory to the Placement Agent.

9.2.1. No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Effect or development involving a prospective Material Adverse Effect in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any affiliates of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9.2.2. Additional Documents. At the Closing Date, Placement Agent’s counsel shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent’s counsel.

10. Termination. Notwithstanding anything to the contrary contained herein, the Company agrees that the provisions relating to the payment of fees, reimbursement of expenses, indemnification and contribution, confidentiality, conflicts, independent contractor and waiver of the right to trial by jury will survive any termination or expiration of this Agreement. Notwithstanding anything to the contrary contained herein, the Company has the right to terminate the Agreement for cause in compliance with FINRA Rule 5110(g)(5)(B)(i). Notwithstanding anything to the contrary contained in this Agreement, in the event that no Placement is completed for any reason whatsoever during the Engagement Period, the Company shall be obligated to pay to CCM its actual and accountable out-of-pocket expenses related to the Placement (including the fees and disbursements of Placement Agent’s legal counsel) and if applicable, for electronic road show service used in connection with the Placement. During the engagement hereunder: (i) the Company will not, and will not permit its representatives to, other than in coordination with CCM, contact or solicit institutions, corporations or other entities or individuals as potential purchasers of the Securities and (ii) the Company will not pursue any financing transaction which would be in lieu of the Placement. Furthermore, the Company agrees that during CCM’s engagement hereunder, all inquiries from prospective investors will be referred to CCM. Regardless of termination and except as stated in this Section 10, Section 7 of this Agreement will still remain in full effect if an offering is consummated.

11. Publicity. The Company agrees that it will not issue press releases or engage in any other publicity, without CCM’s prior written consent, commencing on the date hereof and continuing until the final Closing of the Placement. The Company agrees that CCM may, following the announcement or disclosure of a transaction, describe such transaction in any form of media or in CCM’s marketing materials, stating CCM’s role and other material terms of any transaction and using Company’s name and logo in connection therewith with prior consent from the Company (which such consent shall not be unreasonably withheld, conditioned or delayed) solely to the extent CCM wishes to disclose any terms of such transaction that have not otherwise been previously disclosed publicly. The Company agrees that any press release it may issue announcing a transaction will contain a reference to CCM’s role as advisor to the Company in connection with the transaction in form and substance reasonably satisfactory to CCM. In addition, the Company will use its best efforts to include a reference to CCM’s role as an advisor to Company in connection with a transaction in form and substance reasonably satisfactory to CCM in any press release issued by any counterparty to a transaction.

12. Information. During the Engagement Period or until the Closing, the Company agrees to furnish or cause cooperate with CCM and to furnish, or cause to be furnished, to CCM, any and all information and data concerning the Company, and the Placement that CCM deems appropriate to permit CCM to provide the services contemplated by this Agreement and the Purchase Agreement (the “Information”). The Company represents and covenants that all Information furnished by the Company or its agents will be complete and correct in all material respects, and that the Company will advise CCM immediately of the occurrence of any event or any other change known by the Company or its agents which results in the Information ceasing to be complete and correct in all material respects. The Company also represents and warrants that any projections or forecasts that it provides to CCM will be prepared in good faith and will be based upon assumptions which, in light of the circumstances in which they are made, are reasonable. The Company recognizes and confirms that CCM (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated hereby without having independently verified any of the same, (b) does not assume responsibility for the accuracy or completeness of the Information and such other information, and (c) will not make any appraisal of any of the assets or liabilities of the Company. The Company will be solely responsible for the contents of any and all documents used in connection with the marketing and offering of the Securities, and if any information contained in any such materials becomes inaccurate, incomplete or misleading in any material respect during CCM’s engagement hereunder, the Company shall so advise CCM as promptly as possible; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto. The Company hereby acknowledges that the only information that the Placement Agent has furnished to the Company expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the third paragraph under the caption “Plan of Distribution-Fees and Expenses” and the statements under the caption “Plan of Distribution-Other Activities and Relationships” in the Prospectus (the “Placement Agent’s Information”).

Except as contemplated by the terms hereof or as required by applicable law, CCM will keep strictly confidential all non-public Information concerning the Company provided to CCM. No obligation of confidentiality will apply to Information that: (a) is in the public domain as of the date hereof or hereafter enters the public domain without a breach by CCM, (b) was known or became known by CCM prior to the Company’s disclosure thereof to CCM as demonstrated by the existence of its written records, (c) becomes known to CCM from a source other than the Company which information is not provided by the breach of an obligation of confidentiality owed to the Company, (d) is disclosed by the Company to a third party without restrictions on its disclosure or (e) is independently developed by CCM as demonstrated by its written records. For the avoidance of doubt, except as otherwise provided herein, all information which is not publicly available relating to the Company’s proprietary technology is proprietary and confidential.

13. No Third Party Beneficiaries; No Fiduciary Obligations. This Agreement does not create, and shall not be construed as creating, rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that: (i) CCM is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person or entity by virtue of this Agreement or the retention of CCM hereunder, all of which are hereby expressly waived; and (ii) CCM is a full service securities firm engaged in a wide range of businesses and from time to time, in the ordinary course of its business, CCM or its affiliates may hold long or short positions and trade or otherwise effect transactions for its own account or the account of its customers in debt or equity securities or loans of the companies which may be the subject of the transactions contemplated by this Agreement. During the course of CCM’s engagement with the Company, CCM may have in its possession material, non-public information regarding other companies that could potentially be relevant to the Company or the transactions contemplated herein but which cannot be shared due to an obligation of confidence to such other companies.

14. Indemnification, Advancement & Contribution

14.1. Indemnification. The Company agrees to indemnify and hold harmless CCM, its affiliates and each person controlling CCM (within the meaning of Section 14 of the Securities Act), and the directors, officers, agents and employees of CCM, its affiliates and each such controlling person (CCM, and each such entity or person hereafter is referred to as an “Indemnified Person”) to the fullest extent permitted by law from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all reasonable and documented fees and expenses (including the reasonable and documented out-of-pocket fees and expenses of counsel for the Indemnified Persons) (collectively, the “Expenses”) reasonably incurred by an Indemnified Person, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or any other offering documents (as from time to time each may be amended and supplemented), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading unless such statement or omission was made in reliance upon, and in conformity with, information provided to the Company by CCM in writing specifically for use in the Registration Statement, Prospectus, or any other offering documents with respect which or resulting from conduct by CCM or another Indemnified Party, as to which CCM shall indemnify and hold harmless the Company, its officers, directors and controlling parties in the manner set forth in this Section 14.

The Company shall advance Expenses as incurred; provided that such Indemnified Person undertakes to repay such amounts if it is finally judicially determined (or pursuant to a settlement tantamount thereto) that such Indemnified Person is not entitled to indemnification hereunder.

The Company agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, Prospectus or any other offering documents (as from time to time each may be amended and supplemented), (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Placement, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically), or (C) any application or other document or written communication (collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or to file for an exemption from such requirement or filed with the Commission, any state securities commission or agency, any national securities exchange; or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Placement Agent’s Information, as to which CCM shall indemnify and hold harmless the Company, its officers, directors and controlling parties in the manner set forth in this Section 14. The Company also agrees to reimburse and advance each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or her rights under this Section 14.

14.2. Procedure. The Company shall notify CCM in writing of any action, suit, investigation or proceeding (an “Action”) relating to the Engagement or any transaction contemplated thereby within five (5) days after the Company receives written notice thereof or is served with a summons or other first legal process; provided, however, that failure by the Company so to notify CCM shall not relieve the Company of any obligation or liability it may have hereunder except to the extent that such failure materially prejudices CCM’s rights.

Upon receipt by an Indemnified Person of any Action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Section 14, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 14 or otherwise to such Indemnified Person. The Company shall, if requested by CCM, assume the defense of any such action (including the employment of counsel designated by CCM and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person provided, however, that if in the reasonable opinion of counsel to the Indemnified Person there exists a conflict of interest between the Company and the Indemnified Person that cannot be waived, the Company shall be liable for the reasonable fees and expenses of one (1) counsel to the Indemnified Person in each applicable jurisdiction.

If the Company elects not to defend such Action, fails to timely notify the Indemnified Person of its election to defend, or fails to diligently prosecute the defense (and such failure is judicially determined), the Indemnified Person may defend, compromise or settle such Action and seek indemnification for all resulting Liabilities and Expenses. The parties shall cooperate with each other in all reasonable respects in connection with the defense of any Action.

The Company shall not enter into any settlement of any Action without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld or delayed. If a firm offer is made to settle an Action that provides for the unconditional release of each Indemnified Person from all Liabilities and obligations in connection with such Action and does not impose any financial or other obligation on the Indemnified Person, and the Company desires to accept such offer, the Company shall give written notice thereof to the Indemnified Person. If the Indemnified Person fails to consent within ten (10) days after receipt of such notice, the Indemnified Person may continue to contest such Action and the maximum liability of the Company shall not exceed the amount of such settlement offer plus the Indemnified Person’s Expenses through the end of such ten (10) day period.

The advancement, reimbursement and indemnification obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as each Liability and Expense is incurred and is due and payable, and in no event later than thirty (30) calendar days following receipt of invoice therefor.

14.3. Contribution. If the foregoing indemnification is unavailable or insufficient to hold any Indemnified Person harmless, then the Company shall contribute to the amounts paid or payable by such Indemnified Person in respect of such Liabilities and Expenses in such proportion as appropriately reflects the relative benefits received by, and the relative fault of, the Company and such Indemnified Person in connection with the matters to which such Liabilities and Expenses relate, as well as any other relevant equitable considerations.

14.4. Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that such liability is finally judicially determined (or pursuant to a settlement tantamount thereto) to have resulted from such Indemnified Person’s bad faith, willful misconduct or gross negligence in connection with any such advice, actions, inactions or services.

15. Equitable Remedies. Each party to this Agreement acknowledges and agrees that (a) a breach or threatened breach by the Company of any of its obligations under the exclusivity provisions of Section 1 would give rise to irreparable harm to CCM for which monetary damages would not be an adequate remedy and (b) if a breach or a threatened breach by the Company of any such obligations occurs, CCM will, in addition to any and all other rights and remedies that may be available to such party at law, at equity, or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance of the terms of the exclusivity provisions of Section 1, as applicable, and any other relief that may be available from a court of competent jurisdiction, without any requirement to (i) post a bond or other security, or (ii) prove actual damages or that monetary damages will not afford an adequate remedy. Each party to this Agreement agrees that such party shall not oppose or otherwise challenge the existence of irreparable harm, the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in either case, consistent with the terms of this Section 15.

16. Governing Law; Venue. This Agreement will be deemed to have been made and delivered in the State of New York, and both the binding provisions of this Agreement and the transactions contemplated hereby will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of CCM and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby will be instituted exclusively in the courts located in the Borough of Manhattan, City of New York, County of New York, State of New York (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the courts located in the City of New York, County of New York and State of New York, in any such suit, action or proceeding. Each of CCM and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agrees that service of process upon the Company mailed by certified mail to the Company’s address will be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon CCM mailed by certified mail to CCM’s address will be deemed in every respect effective service process upon CCM, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither CCM nor its affiliates, and the respective officers, directors, employees, agents and representatives of CCM, its affiliates and each other person, if any, controlling CCM or any of its affiliates, will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. CCM will act under this Agreement as an independent contractor with duties to the Company.

17. Miscellaneous. The Company represents and warrants that it has all required power and authority to enter into and carry out the terms and provisions of this Agreement and the execution, delivery and performance of this Agreement does not breach or conflict with any agreement, document or instrument to which it is a party or bound. The binding provisions of this Agreement are legally binding upon and inure to the benefit of both the Company and CCM and their respective assigns, successors, and legal representatives. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including electronic counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The undersigned hereby consents to receipt of this Agreement in electronic form and understands and agrees that this Agreement may be signed electronically. Signatures to this Agreement transmitted in electronic form will have the same effect as physical delivery of a paper document bearing the original signature, and if any signature is delivered electronically evidencing an intent to sign this Agreement, such electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Agreement by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

If you are in agreement with the foregoing, please sign and return to us one copy of this Agreement. This Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page of Placement Agent Agreement Follows]

Very truly yours,

Cohen & Company Securities, LLC

By:	/s/ Jerry Serowik
Name: Jerry Serowik
Title: Senior Managing Director, Head of CCM

AGREED AND ACCEPTED:

The foregoing accurately sets forth our understanding and agreement with respect to the matters set forth herein.

Bakkt, Inc.

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary